[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(t)

AMENDMENT NO. 4

to the A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S.

and

Frontier Airlines, Inc.

Confidential

Amendment No. 4

This Amendment No. 4 (this “Amendment”) is entered into as of August 7, 2017, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, Colorado 80249-7312 USA (the “Buyer” and together with the Seller, the “Parties”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, in accordance with Clause 8 of the Agreement, the Seller notified the Buyer [***];

WHEREAS, [***] the Seller and the Buyer [***];

WHEREAS, [***], the Seller has agreed [***] scheduled to be delivered in [***];

WHEREAS, the parties wish to amend certain terms of the Agreement to incorporate Mobile, Alabama [***] delivery location; and

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Seller and the Buyer agree as follows:

1.	DEFINITIONS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

Confidential

2.	AMENDMENTS

2.2	Clause 0 of the Agreement is amended to replace the definition of “Delivery Location” with the following quoted text:

QUOTE

Delivery Location – [***]

UNQUOTE

2.3	Clause 0 of the Agreement is amended to add the following defined term in quoted text in alphabetical order:

QUOTE

[***]

UNQUOTE

2.4	The Delivery Schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following quoted delivery schedule table:

QUOTE

Aircraft Rank		Scheduled Delivery
		Month/Quarter	Year
1	A320 Aircraft	[***]	[***]
2*	A320 Aircraft	[***]	[***]
3	A320 Aircraft	[***]	[***]
4	A320 Aircraft	[***]	[***]
5	A320 Aircraft	[***]	[***]
6	A320 Aircraft	[***]	[***]
7	A320 Aircraft	[***]	[***]
8	A320 Aircraft	[***]	[***]
9	A320 Aircraft	[***]	[***]
10	A320 Aircraft	[***]	[***]
11	A320 Aircraft	[***]	[***]
12	A320 Aircraft	[***]	[***]
13	A320 Aircraft	[***]	[***]
14	A320 Aircraft	[***]	[***]
15	A320 Aircraft	[***]	[***]
16	A320 Aircraft	[***]	[***]
17	A320 Aircraft	[***]	[***]
18	A320 Aircraft	[***]	[***]
19	A320 Aircraft	[***]	[***]
20	A320 Aircraft	[***]	[***]
21	A320 Aircraft	[***]	[***]
22	A320 Aircraft	[***]	[***]

Confidential

Aircraft Rank		Scheduled Delivery
23	A320 Aircraft	[***]	[***]
24	A320 Aircraft	[***]	[***]
25	A320 Aircraft	[***]	[***]
26	A320 Aircraft	[***]	[***]
27	A320 Aircraft	[***]	[***]
28	A320 Aircraft	[***]	[***]
29	A320 Aircraft	[***]	[***]
30	A320 Aircraft	[***]	[***]
31	A320 Aircraft	[***]	[***]
32	A320 Aircraft	[***]	[***]
33	A320 Aircraft	[***]	[***]
34	A320 Aircraft	[***]	[***]
35	A320 Aircraft	[***]	[***]
36	A320 Aircraft	[***]	[***]
37	A320 Aircraft	[***]	[***]
38	A320 Aircraft	[***]	[***]
39	A320 Aircraft	[***]	[***]
40	A320 Aircraft	[***]	[***]
41	A320 Aircraft	[***]	[***]
42	A320 Aircraft	[***]	[***]
43	A320 Aircraft	[***]	[***]
44	A320 Aircraft	[***]	[***]
45	A320 Aircraft	[***]	[***]
46	A320 Aircraft	[***]	[***]
47	A320 Aircraft	[***]	[***]
48	A320 Aircraft	[***]	[***]
49	A320 Aircraft	[***]	[***]
50	A320 Aircraft	[***]	[***]
51	A320 Aircraft	[***]	[***]
52	A320 Aircraft	[***]	[***]
53	A320 Aircraft	[***]	[***]
54	A320 Aircraft	[***]	[***]
55	A320 Aircraft	[***]	[***]
56	A320 Aircraft	[***]	[***]
57	A320 Aircraft	[***]	[***]
58	A320 Aircraft	[***]	[***]
59	A320 Aircraft	[***]	[***]
60	A320 Aircraft	[***]	[***]
61	A320 Aircraft	[***]	[***]
62	A320 Aircraft	[***]	[***]
63	A319 Aircraft	[***]	[***]
64	A319 Aircraft	[***]	[***]
65	A319 Aircraft	[***]	[***]
66	A319 Aircraft	[***]	[***]
67	A319 Aircraft	[***]	[***]
68	A319 Aircraft	[***]	[***]
69	A319 Aircraft	[***]	[***]

Confidential

Aircraft Rank		Scheduled Delivery
70	A319 Aircraft	[***]	[***]
71	A319 Aircraft	[***]	[***]
72	A319 Aircraft	[***]	[***]
73	A319 Aircraft	[***]	[***]
74	A319 Aircraft	[***]	[***]
75	A319 Aircraft	[***]	[***]
76	A319 Aircraft	[***]	[***]
77	A319 Aircraft	[***]	[***]
78	A319 Aircraft	[***]	[***]
79	A319 Aircraft	[***]	[***]
80	A319 Aircraft	[***]	[***]

*[***]

UNQUOTE

2.5	TAXES

Clause 5.5.1 of the Agreement is deleted and replaced in its entirety with the following quoted text:

QUOTE

[***]

[***]

UNQUOTE

2.6	BILL OF SALE

The second sentence in Clause 9.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

At Delivery, the Seller will provide the Buyer, or will cause its Affiliate to provide (i) if the Delivery Location is Mobile Alabama, United States, a bill of sale (the “Bill of Sale”), in the form of Exhibit E-1 together with an FAA Form 8050-2 FAA bill of sale and such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer, [***] (ii) if the Delivery Location is [***], a Bill of Sale in the form of Exhibit E-2 together with an FAA Form 8050-2 FAA bill of sale and such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer.

UNQUOTE

Confidential

2.7	CERTIFICATE OF ACCEPTANCE

Clause 8.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Upon successful completion of the Technical Acceptance Process with respect to an Aircraft [***] the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of such Aircraft (x) if the Delivery Location is Mobile, Alabama, United States, in the form of Exhibit D-1 and, (y) if the Delivery Location is [***] in the form of Exhibit D-2 (the “Certificate of Acceptance”).

UNQUOTE

2.8	BUYER FURNISHED EQUIPMENT

2.8.1	The last sentence of Clause 18.1.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Buyer will also provide, when requested by the Seller, at the Airbus Operations S.A.S. in Toulouse, France, the Airbus Operations Gmbh Division Hamburger Flugzeugbau in Hamburg, Germany, and/or the Airbus Americas Inc. in Mobile Alabama, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of a BFE.

UNQUOTE

2.8.2	Clause 18.1.6 of the Agreement is renumbered as Clause 18.1.6(a).

2.8.3	A new Clause 18.1.6(b) is added to the Agreement after Clause 18.1.6(a) as set forth in the following quoted text:

QUOTE

(b) BFE delivered to the Seller’s affiliate, Airbus Americas, Inc. in Mobile, Alabama, United States, as may be specified by the Seller, will be shipped on a 2010 Incoterms DDP Airbus Americas, Inc., Mobile, AL, USA basis to

Airbus Logistics Center

320 Airbus Way

Mobile AL 36615

Confidential

The Buyer shall be responsible for import/export declarations, duties, fees or formalities necessary to deliver the BFE to the above address in Mobile Alabama.

UNQUOTE

3.	BUYER FURNISHED EQUIPMENT [***]

[***]

4.	PREDELIVERY PAYMENTS [***]

4.1	[***]

4.2	[***]

4.3	Furthermore, notwithstanding anything to the contrary in Clause 5.3 of the Agreement [***].

5.	PRICE REVISION FORMULA [***]

5.1	[***]

(i)	[***]

(ii)	[***]

5.2	[***]

[***]

6.	EXHIBIT C PART 1 – SELLER PRICE REVISION FORMULA

6.1	In the fourth paragraph of Clause 3 of Part 1 of Exhibit C to the Agreement the reference to “Table 6” is hereby deleted in its entirety and replaced with “Table 9”.

7.	EXHIBIT C PART 2 – PROPULSION SYSTEM PRICE REVISION FORMULA CFM

7.1	In the fourth paragraph of Clause 3 of Part 2 of Exhibit C to the Agreement the reference to “Table 6” is hereby deleted in its entirety and replaced with “Table 9”.

7.2	Clause 5.1(iii) of Part 2 of Exhibit C of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

Confidential

QUOTE

(iii)	The final factor ([***]) will be rounded to the nearest third decimal place. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

UNQUOTE

8.	EXHIBIT D – FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit D to the Agreement is deleted in its entirety and replaced with Exhibits D-1 and D-2 attached hereto as Attachments A and B.

9.	EXHIBIT E – FORM OF BILL OF SALE

Exhibit E to the Agreement is deleted in its entirety and replaced with Exhibits E-1 and E-2 attached hereto as Attachments C and D.

10.	EXHIBIT E – [***]

Exhibit I attached hereto as Attachment E is hereby added to the Agreement.

11.	TABLE OF CONTENTS

11.1	The reference to Exhibit D in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Exhibit D-1 FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

Exhibit D-2 FORM OF CERTIFICATE OF ACCEPTANCE [***]

UNQUOTE

11.2	The reference to Exhibit E in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Exhibit E-1        FORM OF BILL OF SALE (MOBILE DELIVERIES)

Exhibit E-2        FORM OF BILL OF SALE [***]

UNQUOTE

Confidential

11.3	A new reference to Exhibit I is added to the Table of Contents to the Agreement in appropriate alphabetical order with the following quoted text:

QUOTE

Exhibit I [***]

UNQUOTE

12.	EXPENSES

[***]

13.	WAIVER

[***]

14.	EFFECT OF AMENDMENT

14.1

The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment

14.2

Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern and prevail.

15.	GOVERNING LAW

Without limiting the generality of Clause 14.2, the Parties agree that this Amendment is subject to the governing law provisions set forth in Clause 22.6 of the Agreement.

16.	CONFIDENTIALITY

Without limiting the generality of Clause 14.2 above, the Parties agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

Confidential

17.	ASSIGNMENT

Without limiting the generality of Clause 14.2 above, the Parties agree that this Amendment is subject to the assignment and transfer provisions set forth in the Agreement.

18.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

Confidential

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Name: Christophe Mourey
Title: Senior Vice President Contracts

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

Confidential

Attachment A to Amendment No. 9

EXHIBIT D-1

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A320 Family Aircraft Purchase Agreement dated September 30th, 2011 and entered into between Republic Airways Holdings Inc. and Airbus S.A.S., as amended and supplemented from time to time and which has been assigned by Republic Airways Holdings Inc. to FRONTIER AIRLINES INC. (the “Customer”) pursuant to an assignment and assumption agreement dated November 6th, 2013 (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__-____ aircraft bearing manufacturer’s serial number ____ and registration mark ______ (the Aircraft) have taken place in Mobile, Alabama, United States.

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [Name of party purchasing the Aircraft] (the Owner) pursuant to the purchase agreement assignment dated ____ __________ ____ and entered into between the Customer and the Owner and the notice, acknowledgement and consent agreement relating thereto, dated ____ ________ ____ and entered into between the Customer, the Owner, Airbus S.A.S. and Airbus Americas, Inc.] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner], has caused this instrument to be executed by its duly authorised representative this _____ day of ________ ____ in Mobile, Alabama, United States.

FRONTIER AIRLINES INC.,

[as agent of the Owner]

Name:

Title:

Signature:

Confidential

Attachment B to Amendment No. 9

EXHIBIT D-2

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A320 Family Aircraft Purchase Agreement dated September 30th, 2011 and entered into between Republic Airways Holdings Inc. and Airbus S.A.S., as amended and supplemented from time to time and which has been assigned by Republic Airways Holdings Inc. to FRONTIER AIRLINES INC. (the “Customer”) pursuant to an assignment and assumption agreement dated November 6th, 2013 (the Purchase Agreement), the technical acceptance tests relating to one Airbus A3__-____ aircraft bearing manufacturer’s serial number ____ and registration mark ______ (the Aircraft) have taken place in [***].

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [Name of party purchasing the Aircraft] (the Owner) pursuant to the purchase agreement assignment dated ____ ___________ ____ and entered into between the Customer and the Owner and the notice, acknowledgement and consent agreement relating thereto, dated ____ ________ ____ and entered into between the Customer, the Owner and Airbus S.A.S.], hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, as agent of the Owner, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ ____ in [***].

FRONTIER AIRLINES INC.,

[as agent of the Owner]

Name:

Title:

Signature:

Confidential

Attachment C to Amendment No. 9

EXHIBIT E-1

AIRCRAFT BILL OF SALE

(the Bill of Sale)

Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the Seller), was, this _____ day of ________ ____, the owner of the following airframe (the Airframe), the propulsion systems as specified (the Propulsion Systems) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon, attached or allocated thereto on the date hereof (the Parts):

AIRFRAME:	PROPULSION SYSTEMS:

AIRBUS Model A3__-____	[Propulsion System manufacturer] Model
_____

MANUFACTURER’S SERIAL NUMBER:	ENGINE SERIAL NUMBERS:

_____	LH: ______
RH: ______

REGISTRATION MARK:

_____

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the Aircraft.

The Seller did, on this _____ day of _______ ____, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft to the following entity, the said Aircraft to be the property thereof:

[Insert Name and Address of Buyer]

(the Buyer)

The Seller hereby warrants to the Buyer, its successors and assigns that (i) the Seller had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer, (ii) there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, (iii) the Seller shall warrant and defend such title forever against all claims and demands whatsoever.

Confidential

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of _______ ____ in Mobile, Alabama, United States.

AIRBUS AMERICAS, INC.

By:

Name:

Title:

Confidential

2

Attachment D to Amendment No. 9

EXHIBIT E-2

AIRCRAFT BILL OF SALE

(the Bill of Sale)

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1, rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (the Seller), was, this _____ day of ________ ____, the owner of the following airframe (the Airframe), the propulsion systems as specified (the Propulsion Systems) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon, attached or allocated thereto on the date hereof (the Parts):

AIRFRAME:	PROPULSION SYSTEMS:

AIRBUS Model A3__-____	[Propulsion System manufacturer] Model _____

____

MANUFACTURER’S SERIAL NUMBER:	ENGINE SERIAL NUMBERS:

____	LH: ______

REGISTRATION MARK:	RH: ______

____

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the Aircraft.

The Seller did, on this _____ day of ________ ____, sell, transfer and deliver all of its rights, title and interest in and to the Aircraft to the following entity, the said Aircraft to be the property thereof:

[Insert Name and Address of Buyer]

(the Buyer)

The Seller hereby warrants to the Buyer, its successors and assigns that (i) the Seller had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer, (ii) there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others, (iii) the Seller shall defend such title forever against all claims and demands whatsoever.

Confidential

This Bill of Sale shall be governed by and construed in accordance with the laws of the state of New York.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of _________ ____ in [***].

AIRBUS S.A.S.

Name:

Title:

Confidential

2

Attachment E to Amendment No. 9

EXHIBIT I

[***]

Confidential